Inventories (Tables)	12 Months Ended
Dec. 31, 2018
Inventory Disclosure [Abstract]
Effect of Inventory Valuation Method on Net Income and Net Income Per Common Share
The following presents the effect on inventories, net income and net income per share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate in effect at each reporting date and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. The decrease in percentage of total inventories on LIFO from 2016 to 2017 was due to the acquisition of Valspar (See Note 4) which only carried approximately 40 percent of its inventory on the LIFO method. Certain amounts in the table below for 2017 have been adjusted to reflect the Inventory Accounting Change (see Note 1).

	2018	2017	2016
Percentage of total inventories on LIFO	72%	71%	79%
Excess of FIFO over LIFO	$436,010	$288,186	$253,353